FIRST AMERICAN STRATEGY FUNDS, INC.




STRATEGY FUNDS



1999 ANNUAL REPORT




[LOGO] FIRST AMERICAN FUNDS(R)
           THE POWER OF DISCIPLINED INVESTING(R)

FIRST AMERICAN FAMILY OF FUNDS           INVESTMENTS FOR EVERY GOAL

------------------------
HIGHER RISK/RETURN                       FIRST AMERICAN FUNDS OFFER A FULL RANGE
POTENTIAL                                OF INVESTMENT STRATEGIES TO HELP YOU
------------------------                 CREATE A PERSONALIZED, DIVERSIFIED
                                         PORTFOLIO. SUPPORTED BY EXTENSIVE
    SECTOR FUNDS                         RESEARCH AND A HIGHLY DEVELOPED TEAM
                                         APPROACH TO INVESTMENT DECISION MAKING,
    INTERNATIONAL FUNDS                  FIRST AMERICAN FUNDS CAN HELP BUILD A
                                         WINNING STRATEGY FOR ANY INVESTOR. 3
    SMALL CAP FUNDS

    MID CAP FUNDS

    LARGE CAP FUNDS

    STRATEGY FUNDS
    Strategy Aggressive Growth
    Strategy Growth
    Strategy Growth & Income
    Strategy Income

    BOND FUNDS

    TAX FREE BOND FUNDS

    MONEY MARKET FUNDS

------------------------
LOWER RISK/RETURN
POTENTIAL
------------------------

TABLE OF
CONTENTS

--------------------------------------------------------------------------------
MESSAGE TO SHAREHOLDERS                                    1
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WHAT A DIFFERENCE A YEAR MAKES                             2
--------------------------------------------------------------------------------
STRATEGY FUNDS OVERVIEW                                    4
--------------------------------------------------------------------------------
    Strategy Aggressive Growth Fund                        6
--------------------------------------------------------------------------------
    Strategy Growth Fund                                   7
--------------------------------------------------------------------------------
    Strategy Growth & Income Fund                          8
--------------------------------------------------------------------------------
    Strategy Income Fund                                   9
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                            11
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STATEMENTS OF NET ASSETS                                  12
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                       14
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                  15
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                       16
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FINANCIAL HIGHLIGHTS                                      18
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NOTES TO FINANCIAL STATEMENTS                             20
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NOTICE TO SHAREHOLDERS                                    25
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            NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS   SEPTEMBER 30, 1999


DEAR SHAREHOLDERS:

     On behalf of the entire board of directors -- thank you for the ongoing opportunity you have given us to manage your investments. Each year we are proud to continue supporting our long-term investors, and we are always pleased to see the new investors that have joined the First American family of funds.

     A QUICK LOOK AT THE YEAR.

     The past year was another volatile time for investors. A solid economy, strong corporate profits plus a recovery in Asian markets combined to send the stock market upward, with the Dow Jones Industrial Average hitting a new high. It was reassuring to see market success beyond the large-cap growth stocks that dominated the market in 1998, with a resurgence of small-and mid-cap stocks, as well as international and emerging market stocks.

     In contrast, the bond market fared less well. A series of interest rate hikes intended to keep the economy from overheating depressed bond prices, sending the yield on the benchmark 30-year Treasury bond to 6% -- an 18-month high.

     WHAT DOES IT MEAN FOR A STRATEGY FUND INVESTOR?

     Market volatility is always unnerving -- but mostly to short-term investors. As a Strategy Fund investor, your focus is on the long term, with an emphasis on diversification.

     Those of you who are invested in a Strategy Fund with a higher percentage of bonds have weathered a tough bond market. Those of you who track performance on a day-to-day or week-to-week basis have witnessed the effect of a volatile equity market. The key message is `stick with it' -- a message worth repeating in shifting financial markets.

     Now more than ever, a consistent long-term approach should help you ride out the ups and downs of short-term volatility. As a Strategy Fund investor, you are already making a smart choice for asset allocation through the fund-of-funds investment strategy we employ. That's why we recommend that you stay invested and keep investing over time. The article on the following page expands on this idea.

     Once again, thank you for investing with First American Funds. As we approach the millennium, we wish you continued success and prosperity.

     Sincerely,

     /s/ Virginia L. Stringer             /s/ Paul A. Dow

     VIRGINIA L. STRINGER                 PAUL A. DOW
     Chairperson                          Chief Investment Officer and President
     First American Strategy Funds, Inc.  First American Asset Management


                                   1    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

WHAT A DIFFERENCE A YEAR MAKES


Turn back the clock to September 1998. Newspaper headlines were dominated by the financial crisis sweeping across Asia, Latin America and Russia. At the height of the crisis, the Dow Jones Industrial Average (DJIA) shed nearly 20% of its value. Some predicted that the U.S. economy would slide into a recession, erasing years of investment gains.

A year later, the DJIA has surged approximately 2,500 points, with some financial experts alluding to a "New Economy" defined by unprecedented growth. Yet a host of new challenges could threaten to derail these great expectations. The Federal Reserve twice raised interest rates to quell the risk of higher inflation, which turned the bond market bearish and triggered volatility in equity markets.

All in all, many investors now wonder whether fundamental changes are again underway in financial markets. Sound familiar?


SEEING THE FOREST FOR THE TREES
--------------------------------------------------------------------------------

Keep in mind that the same economic fundamentals have been in place in the U.S. throughout the past year: low unemployment, low inflation and rising productivity. For the most part, America's Goldilocks economy remains just right. International markets are also healthy, and Japan is on the rebound.

The point is that when it comes to investing, there's always something to worry about. Fear of the unknown causes people to lose sight of their long-term goals as they react to the latest perceived threat.


     INVESTORS WHO OVERREACTED DURING LAST YEAR'S MARKET CRISIS AND SOLD THEIR STOCKS OR EQUITY FUNDS MISSED OUT ON THE GREATEST MARKET RALLY IN RECENT HISTORY.


                                   2    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

WHAT A DIFFERENCE A YEAR MAKES


ITS BETTER TO ACT THAN REACT
--------------------------------------------------------------------------------

What's next for the U.S. economy? No one knows for sure. But you can be certain that today's hot investment may become tomorrow's outcast. Or that interest rates will rise and fall. That's the natural ebb and flow of financial markets. With this in mind, it's important to take a long-term perspective backed by a diversified investment portfolio to weather rapidly changing financial markets.

Asset allocation--a strategy designed to create diversified portfolios from a blend of different asset classes--forms the foundation of any diversification strategy. That's because different asset classes often move in opposite directions, with declines in one class offset by increases in another. It's a tried-and-true approach that may help reduce volatility and generate more balanced returns.

First American Strategy Funds offer diversification and asset allocation because they hold shares of a variety of underlying funds, which in turn generally hold dozens of securities. This extensive diversification may reduce risk by smoothing out the highs and lows that are usually associated with more concentrated portfolios.

At the same time, systematic investing can make market volatility beneficial. While systematic investing does not ensure a profit or avoid a loss, you have the long-term potential to lower your average cost if you invest regularly through changing market conditions.

Finally, we would like to reiterate a familiar investment message: It's time in the market that counts, not market timing. First American adheres to this philosophy. Across our comprehensive array of stock and bond mutual funds, we take a long-term perspective to money management while maintaining flexibility to benefit from short-term fluctuations. In addition, our tradition of conservative management and innovative products can help build a winning strategy for any investor.


                                   3    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

STRATEGY FUNDS OVERVIEW


The fiscal year ended September 30, 1999, was a period of exceptional volatility for stocks and bonds. Markets changed dramatically during the course of the year, yielding both opportunities and frustration for investors.

The U.S. economy continued to grow at a breathtaking pace during 1999, with the Dow Jones Industrial Average (DJIA) topping 11,300 in July. However, the DJIA's rising tide did not lift all boats equally. On the positive side, markets broadened to boost small- and mid-cap stocks, while international, namely Japan and emerging markets, also came back to favor after a near meltdown in 1998. Technology remained the hottest sector, even though tech stocks fluctuated throughout the year. In contrast, rising interest rates punished the financial sector, while proposed government reforms sent health care stocks reeling.

The bond market was even more volatile, as sentiment turned bearish during the second quarter. After a series of interest rate cuts following the meltdown in global markets, the Federal Reserve reversed its course, raising rates on June 30 to slow economic growth and offset any inflationary threat. By the time the fiscal year ended, rates had risen dramatically across the board, creating a difficult period for the bond market. For example, the interest rate on the benchmark 30-year Treasury bond climbed to well above 6% by July -- a full percentage higher than at the beginning of the year.

At the same time, concerns over liquidity prior to Year 2000 prompted a surge in the issuance of corporate debt. Prices on non-Treasury securities headed downward, and yield spreads between Treasury and non-Treasury securities widened. Ironically, lower-rated securities performed the best, as the majority of the new issues were of bonds with higher credit quality.

Another interest rate increase in August helped to stabilize bond markets. While many investors expect another rate hike later this year, signs of a slowing economy should further benefit the bond market by suppressing the need to hike interest rates yet again.

Going forward, the prospects of slower economic growth may trigger a long-awaited market correction. Value and small-cap stocks should perform relatively well in this environment. Uncertainty over the near-term direction of interest rates could contribute to additional volatility among bonds.


                                   4    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

STRATEGY AGGRESSIVE GROWTH FUND            STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

Strategy Aggressive Growth Fund            Strategy Growth Fund divides its
concentrates on stock fund                 assets among various categories of
investments with above-average             stock funds, but also includes bond
prospects for long-term growth,            funds to help balance the risk
allocating the majority of its             associated with stock funds.
assets to stock funds, including
small-cap and international funds.

[PIE CHART]                                [PIE CHART]

Large Cap Growth Fund   13.5%              Large Cap Growth Fund   13.5%
Large Cap Value Fund    20.2%              Large Cap Value Fund    19.8%
Mid Cap Growth Fund     11.0%              Mid Cap Growth Fund      8.5%
Mid Cap Value Fund      11.1%              Mid Cap Value Fund       8.6%
Small Cap Growth Fund    5.7%              Small Cap Growth Fund    4.1%
Small Cap Value Fund     5.6%              Small Cap Value Fund     4.0%
International Fund      11.6%              International Fund       8.0%
Emerging Markets Fund    5.3%              Emerging Markets Fund    2.5%
Fixed Income Fund       11.4%              Fixed Income Fund       23.4%
Strategic Income Fund    3.1%              Strategic Income Fund    6.2%
Prime Obligations Fund   1.5%              Prime Obligations Fund   1.4%


STRATEGY GROWTH & INCOME FUND              STRATEGY INCOME FUND
--------------------------------------------------------------------------------
Strategy Growth & Income Fund              Strategy Income Fund invests
invests in a mix of stock and bond         primarily in bond funds, but also
fund holdings.                             invests a small portion of its
                                           portfolio in dividend-paying stock
                                           funds to create growth
                                           opportunities and help offset the
                                           effects of inflation.

[PIE CHART]                                [PIE CHART]

Large Cap Growth Fund   12.0%              Equity Income Fund            23.9%
Large Cap Value Fund    18.4%              Real Estate Securities Fund    6.1%
Mid Cap Growth Fund      6.0%              Fixed Income Fund             55.2%
Mid Cap Value Fund       6.0%              Strategic Income Fund         14.1%
Small Cap Growth Fund    3.0%              Prime Obligations Fund         0.7%
Small Cap Value Fund     3.0%
International Fund       4.6%
Emerging Markets Fund    1.0%
Fixed Income Fund       35.5%
Strategic Income Fund    9.2%
Prime Obligations Fund   1.3%


The portfolio allocations illustrated are subject to change. The available ranges for each fund are outlined in the prospectus.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.




The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes all fund expenses and fees. If the operating expenses associated with the funds and the underlying funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.


                                   5    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

STRATEGY FUNDS
STRATEGY AGGRESSIVE GROWTH


INVESTMENT OBJECTIVE
      SEEKS TO PROVIDE A HIGH LEVEL OF CAPITAL GROWTH

Domestic and international stocks picked up momentum throughout much of the year, which contributed to the Strategy Aggressive Growth Fund's strong performance. For the fiscal year ended September 30,1999, the fund generated a 20.54% return.

The fund entered the year with a significant exposure to small- and mid-cap stocks. This enabled it to benefit from the small-cap rally during the third fiscal quarter of 1999. Strong performance among international and emerging markets added to the fund's return.

In contrast, the fund's fixed-income holdings, which represent approximately 15% of the portfolio's allocation, performed poorly due to interest rate hikes. And while the fund's concentration in large-cap value stocks paid off during most of April, value stocks were lukewarm the rest of the year.

We expect the U.S. economy to slow in the year ahead. We also anticipate additional volatility within financial markets, especially as we approach the new year. Exposure to a broad range of growth and value stocks, as well as international and emerging markets securities should benefit investors seeking capital growth.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST AMERICAN        S&P 500                         Lipper Flexible
         STRATEGY AGGRESSIVE    Composite   Lehman Government/   Portfolio Funds
            GROWTH FUND           Index      Corporate Index         Average
         -----------------------------------------------------------------------

1996           10,000            10,000          10,000              10,000
1997           12,713            13,663          10,709              12,235
1998           11,461            14,901          12,084              12,497
1999           13,815            19,043          11,889              14,435

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                                           1 YEAR      INCEPTION
--------------------------------------------------------------------------------
Strategy Aggressive Growth Fund                            20.54%         11.37%
--------------------------------------------------------------------------------
S&P 500 Composite Index                                    27.80%         24.73%
--------------------------------------------------------------------------------
Lehman Government/Corporate Index                          -1.62%          6.12%
--------------------------------------------------------------------------------
Lipper Flexible Portfolio Funds Average                    15.51%         10.90%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the fund is 10/1/96. The performance reflected in the graph begins on 10/31/96.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                   6    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

STRATEGY FUNDS
STRATEGY GROWTH


INVESTMENT OBJECTIVE
      SEEKS TO PROVIDE CAPITAL GROWTH AND A MODERATE LEVEL OF CURRENT INCOME

The Strategy Growth Fund's emphasis on diversification among equity styles more than compensated for bleak bond markets, with the fund delivering a 16.31% return during the fiscal year ended September 30, 1999.

Most equity sectors profited from a broadening market at home, plus an improving economic situation abroad. Investors witnessed the comeback of small- and mid-cap stocks during the second calendar quarter, while large-cap value and growth stocks also performed well. These equities proved complementary throughout the year, as various sectors--namely small-, mid- and large-cap funds--moved in and out of favor during changing market conditions.

The fund's 30% weighting among bonds fared less well. Hardest hit were 30-year Treasury bonds, which experienced double-digit negative returns. Much of the turmoil can be traced to the two recent moves by the Federal Reserve to raise key interest rates to cool the economy and concern about rising inflation.

The volatile market that created opportunities within equity markets and trouble in bond markets is likely to continue. Stable interest rates and lessening concerns over Y2K may generate a bond rally, yet the outlook for the bond market remains uncertain. In contrast, exposure to a broad range of growth and value stocks as well as international and emerging markets securities should benefit investors seeking capital growth.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST AMERICAN     S&P 500                         Lipper Multi-Cap
             STRATEGY        Composite   Lehman Government/     Value Funds
            GROWTH FUND        Index      Corporate Index         Average
         ---------------------------------------------------------------------

1996         10,000           10,000           10,000             10,000
1997         12,267           13,663           10,709             13,440
1998         11,537           14,901           12,084             12,598
1999         13,419           19,043           11,889             14,662

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                                           1 YEAR      INCEPTION
--------------------------------------------------------------------------------
Strategy Growth Fund                                       16.31%         10.48%
--------------------------------------------------------------------------------
S&P 500 Composite Index                                    27.80%         24.73%
--------------------------------------------------------------------------------
Lehman Government/Corporate Index                          -1.62%          6.12%
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average                       16.38%         11.25%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the fund is 10/1/96. The performance reflected in the graph begins on 10/31/96.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                   7    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

STRATEGY FUNDS
STRATEGY GROWTH & INCOME


INVESTMENT OBJECTIVE
      SEEKS TO PROVIDE BOTH CAPITAL GROWTH AND CURRENT INCOME THROUGH A BALANCED APPROACH TO EQUITY SECURITIES AND FIXED INCOME INVESTMENTS

Divergent markets pulled the Strategy Growth & Income Fund in different directions, with the fund's equity holdings performing well, while the portfolio's fixed-income component suffered from a series of interest rate hikes. For the fiscal year ended September 30, 1999, the fund posted a 12.81% return.

The year began on a bright note as equities rose amid the first signs of abatement of the global economic crisis, which sent the stock market into a tailspin. Equities recovered as the crisis eased, and during the third fiscal quarter, a broadening financial market lifted the fund's mid-cap and small-cap holdings. The fund's international holdings also fared well, as Japan finally emerged from its prolonged slump, and emerging countries once again returned to favor.

In contrast, the third fiscal quarter was a difficult period for bonds. Investor concern over the continued strength of the economy and two interest rate hikes sent bond rates to their highest level in more than 18 months. Treasury bonds were hit hardest, with municipals, investment-grade corporate bonds and agency bonds also ending the fiscal year in negative territory.

The fund's outlook will reflect the strength of the equity markets and the interest rate environment. At current yield levels, the bond market offers more value than it has for a long time. Yet despite attractive valuations, interest rates could move higher before declining again. Tighter monetary policies may become catalysts for value and small-cap funds, which should perform relatively well in a challenging environment. Should that occur, the fund is positioned to benefit from a broader market.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST AMERICAN     S&P 500                              Lipper
          STRATEGY GROWTH &  Composite   Lehman Government/     Balanced Funds
            INCOME FUND        Index      Corporate Index          Average
         ---------------------------------------------------------------------

1996           10,000          10,000         10,000               10,000
1997           11,924          13,663         10,709               12,198
1998           11,664          14,901         12,084               12,616
1999           13,159          19,043         11,889               14,200


PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                                           1 YEAR      INCEPTION
--------------------------------------------------------------------------------
Strategy Growth and Income Fund                            12.81%          9.97%
--------------------------------------------------------------------------------
S&P 500 Composite Index                                    27.80%         24.73%
--------------------------------------------------------------------------------
Lehman Government/Corporate Index                          -1.62%          6.12%
--------------------------------------------------------------------------------
Lipper Balanced Funds Average                              12.56%         11.12%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the fund is 10/1/96. The performance reflected in the graph begins on 10/31/96.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                   8    '99 ANNUAL REPORT   FIRST AMERICAN FUNDS

STRATEGY FUNDS
STRATEGY INCOME


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT
      WITH LIMITED RISK TO CAPITAL

A difficult year in the bond market impacted the Strategy Income Fund's extensive fixed income holdings, with the fund registering a 1.13% return for the fiscal year ended September 30, 1999.

With fixed income investments representing 69% of the bond's total portfolio, developments in the bond market-namely two recent interest rate hikes by the Federal Reserve to cool the nation's booming economy-dictated the fund's overall performance. Total return of the 30-year Treasury bond was -12% at the close of the fiscal year, the worst performance for long-dated bonds since 1927. The only bright spots within the portfolio's multi-sector bond holdings were foreign debt securities and domestic high-yield bonds, both of which managed to end the fiscal year in positive territory.

In addition, the fund's equity sector holding, First American Real Estate Securities Fund, also experienced a setback as REITs fell out of favor during the year. On a positive note, the fund's large-cap equity holdings helped to take the sting out of the bond market's woes.

The fund's near-term outlook remains clouded by the specter of additional interest rate hikes and worries about Y2K. However, if interest rates remain steady and concerns over Y2K prove unfounded, fund performance should be positively impacted.

VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

           FIRST AMERICAN     S&P 500                              Lipper
              STRATEGY       Composite   Lehman Government/      Income Funds
            INCOME FUND        Index      Corporate Index          Average
         ---------------------------------------------------------------------

1996           10,000         10,000           10,000              10,000
1997           11,077         13,663           10,709              11,772
1998           12,043         14,901           12,084              12,116
1999           12,179         19,043           11,889              13,045

ANNUALIZED PERFORMANCE                                                     SINCE
                                                        1 YEAR         INCEPTION
--------------------------------------------------------------------------------
Strategy Income Fund                                      1.13%            7.35%
--------------------------------------------------------------------------------
S&P 500 Composite Index                                  27.80%           24.73%
--------------------------------------------------------------------------------
Lehman Government/Corporate Index                        -1.62%            6.12%
--------------------------------------------------------------------------------
Lipper Income Funds Average                               7.67%            7.98%
--------------------------------------------------------------------------------


Past performance of the fund is not indicative of future performance.

The inception date of the fund is 10/1/96. The performance reflected in the graph begins on 10/31/96.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.

                9          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

                   THIS PAGE WAS INTENTIONALLY LEFT BLANK.


               10          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

REPORT OF INDEPENDENT
AUDITORS  SEPTEMBER 30, 1999

       To the Shareholders and Board of Directors
       First American Strategy Funds, Inc.

       We have audited the accompanying statements of net assets of First American Strategy Funds, Inc. (comprising, respectively, the Aggressive Growth, Growth, Growth & Income and Income Funds) (the "Funds") as of September 30, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. We have also audited the accompanying statement of assets and liabilities of the Growth & Income Fund as of September 30, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended September 30, 1998, and the financial highlights for the periods presented through September 30, 1998, were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements and financial highlights.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting First American Strategy Funds, Inc. at September 30, 1999, and the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                             /s/ ERNST & YOUNG LLP



       Minneapolis, Minnesota
       November 2, 1999


               11          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS                                        SEPTEMBER 30, 1999

Aggressive Growth Fund


DESCRIPTION                                SHARES      VALUE (000)
------------------------------------------------------------------
EQUITY FUNDS - 83.9%
First American Investment Funds, Inc.
    Emerging Markets Fund*                521,308       $ 3,545
    International Fund                    496,421         7,769
    Large Cap Growth Fund                 453,877         9,005
    Large Cap Value Fund                  585,283        13,561
    Mid Cap Growth Fund                   568,942         7,396
    Mid Cap Value Fund                    569,704         7,401
    Small Cap Growth Fund                 226,734         3,836
    Small Cap Value Fund                  267,594         3,741
                                                        -------
TOTAL EQUITY FUNDS
    (Cost $55,788)                                       56,254
                                                        -------
FIXED INCOME FUNDS - 14.5%
First American Investment Funds, Inc.
    Fixed Income Fund                     718,062         7,647
    Strategic Income Fund                 228,972         2,081
                                                        -------
TOTAL FIXED INCOME FUNDS
    (Cost $10,324)                                        9,728
                                                        -------
MONEY MARKET FUND - 1.5%
First American Funds, Inc.
    Prime Obligations Fund                985,877           986
                                                        -------
TOTAL MONEY MARKET FUND
    (Cost $986)                                             986
                                                        -------
TOTAL INVESTMENTS - 99.9%
    (Cost $67,098)                                       66,968
                                                        -------
OTHER ASSETS AND LIABILITIES, NET - 0.1%                     45
                                                        -------
NET ASSETS:
Portfolio Capital - ($.01 par value - 20
  billion authorized) based on
  5,422,921 outstanding shares                          $64,872
Accumulated net realized gain on
 investments                                              2,271
Net unrealized depreciation of
 investments                                               (130)
                                                        -------
TOTAL NET ASSETS - 100.0%                               $67,013
                                                        -------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
 PRICE PER SHARE                                        $ 12.36
                                                        -------

*Currently non-income producing.

Growth Fund

DESCRIPTION                                   SHARES      VALUE (000)
---------------------------------------------------------------------
EQUITY FUNDS - 69.0%
First American Investment Funds, Inc.
    Emerging Markets Fund*                   315,565       $2,146
    International Fund                       452,863        7,087
    Large Cap Growth Fund                    600,019       11,904
    Large Cap Value Fund                     754,875       17,490
    Mid Cap Growth Fund                      576,846        7,499
    Mid Cap Value Fund                       580,470        7,540
    Small Cap Growth Fund                    214,828        3,635
    Small Cap Value Fund                     253,475        3,544
                                                           --------
TOTAL EQUITY FUNDS
    (Cost $59,333)                                         60,845
                                                           --------
FIXED INCOME FUNDS - 29.6%
First American Investment Funds, Inc.
    Fixed Income Fund                      1,938,993       20,651
    Strategic Income Fund                    602,238        5,474
                                                           --------
TOTAL FIXED INCOME FUNDS
    (Cost $27,617)                                         26,125
                                                           --------
MONEY MARKET FUND - 1.4%
First American Funds, Inc.
    Prime Obligations Fund                 1,228,949        1,229
                                                           --------
TOTAL MONEY MARKET FUND
    (Cost $1,229)                                           1,229
                                                           --------
TOTAL INVESTMENTS - 100.0%
    (Cost $88,179)                                         88,199
                                                           --------
OTHER ASSETS AND LIABILITIES, NET - 0.0%                       14
                                                           --------
NET ASSETS:
Portfolio Capital - ($.01 par value - 20
  billion authorized) based on
  7,444,811 outstanding shares                            $85,703
Distribution in excess of net
 investment income                                             (1)
Accumulated net realized gain on
 investments                                                2,491
Net unrealized appreciation of
 investments                                                   20
                                                          --------
TOTAL NET ASSETS - 100.0%                                 $88,213
                                                          --------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
 PRICE PER SHARE                                          $ 11.85
                                                          --------

*Currently non-income producing.

The accompanying notes are an integral part of the financial statements.

               12          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS                                   SEPTEMBER 30, 1999

Growth & Income Fund

DESCRIPTION                                   SHARES      VALUE (000)
---------------------------------------------------------------------
EQUITY FUNDS - 51.1%
First American Investment Funds, Inc.
    Emerging Markets Fund*                   283,083       $  1,925
    International Fund                       584,391          9,146
    Large Cap Growth Fund                  1,200,581         23,820
    Large Cap Value Fund                   1,567,719         36,324
    Mid Cap Growth Fund                      908,087         11,805
    Mid Cap Value Fund                       915,894         11,897
    Small Cap Growth Fund                    355,669          6,018
    Small Cap Value Fund                     428,541          5,991
                                                           --------
TOTAL EQUITY FUNDS
    (Cost $103,039)                                         106,926
                                                           --------
FIXED INCOME FUNDS - 42.3%
First American Investment Funds, Inc.
    Fixed Income Fund                      6,595,893         70,247
    Strategic Income Fund                  2,002,111         18,199
                                                           --------
TOTAL FIXED INCOME FUNDS
    (Cost $93,366)                                           88,446
                                                           --------
MONEY MARKET FUND - 1.2%
First American Funds, Inc.
    Prime Obligations Fund                 2,592,342          2,592
                                                           --------
TOTAL MONEY MARKET FUND
    (Cost $2,592)                                             2,592
                                                           --------
TOTAL INVESTMENTS - 94.6%
    (Cost $198,997)                                         197,964
                                                           --------
OTHER ASSETS AND LIABILITIES, NET - 5.4%                     11,265
                                                           --------
NET ASSETS:
Portfolio Capital - ($.01 par value - 20
  billion authorized) based on
  18,176,816 outstanding shares                            $202,934
Accumulated net realized gain on
  investments                                                 7,328
Net unrealized depreciation of
 investments                                                 (1,033)
                                                           --------
TOTAL NET ASSETS - 100.0%                                  $209,229
                                                           --------
NET ASSET VALUE, OFFERING PRICE, AND
 REDEMPTION PRICE PER SHARE                                $  11.51
                                                           --------

*Currently non-income producing.

Income Fund

DESCRIPTION                                  SHARES      VALUE (000)
---------------------------------------------------------------------
FIXED INCOME FUNDS - 69.2%
First American Investment Funds, Inc.
    Fixed Income Fund                     4,315,863       $ 45,964
    Strategic Income Fund                 1,288,179         11,710
                                                          --------
TOTAL FIXED INCOME FUNDS
    (Cost $61,079)                                          57,674
                                                          --------
EQUITY FUNDS - 29.9%
First American Investment Funds, Inc.
    Equity Income Fund                    1,240,258         19,844
    Real Estate Securities Fund             469,947          5,075
                                                          --------
TOTAL EQUITY FUNDS
    (Cost $26,038)                                          24,919
                                                          --------
MONEY MARKET FUND - 0.7%
First American Funds, Inc.
    Prime Obligations Fund                  578,391            578
                                                          --------
TOTAL MONEY MARKET FUND
    (Cost $578)                                                578
                                                          --------
TOTAL INVESTMENTS - 99.8%
    (Cost $87,695)                                          83,171
                                                          --------
OTHER ASSETS AND LIABILITIES, NET - 0.2%                       131
                                                          --------
NET ASSETS:
Portfolio Capital - ($.01 par value - 20
  billion authorized) based on
  7,947,519 outstanding shares                            $ 86,606
Undistributed net investment income                             49
Accumulated net realized gain on
 investments                                                 1,171
Net unrealized depreciation of
 investments                                                (4,524)
                                                          --------
TOTAL NET ASSETS - 100.0%                                 $ 83,302
                                                          --------
NET ASSET VALUE, OFFERING PRICE, AND
 REDEMPTION PRICE PER SHARE                               $  10.48
                                                          --------


The accompanying notes are an integral part of the financial statements.

               13          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

STATEMENT OF
ASSETS AND LIABILITIES                  SEPTEMBER 30, 1999, IN THOUSANDS

Growth & Income Fund

ASSETS:
Investment securities, at value
 (Cost $198,997)                       $197,964
RECEIVABLES:
  Accrued income                             11
  Capital shares sold                    13,057
Unamortized organizational costs              6
                                       --------
TOTAL ASSETS                            211,038
                                       --------
LIABILITIES:

PAYABLES:
  Accrued expenses                           99
  Capital shares redeemed                 1,710
                                       --------
TOTAL LIABILITIES                         1,809
                                       --------
TOTAL NET ASSETS                       $209,229
                                       --------
COMPOSITION OF NET
ASSETS:
Portfolio capital ($.01 par value --
 20 billion authorized) based on
 18,176,816 outstanding shares          202,934
Accumulated net realized gain on
 investments                              7,328
Net unrealized depreciation of
 investments                             (1,033)
                                       --------
TOTAL NET ASSETS                       $209,229
                                       --------
NET ASSET VALUE, OFFERING PRICE
 AND REDEMPTION PRICE PER
 SHARE                                 $  11.51
                                       --------

The accompanying notes are an integral part of the financial statements.

               14          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS               FOR THE YEAR ENDED SEPTEMBER 30, 1999, IN THOUSANDS


                                                AGGRESSIVE                        GROWTH &
                                               GROWTH FUND     GROWTH FUND     INCOME FUND    INCOME FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income distributions received from
 underlying funds                              $  1,014        $  1,949        $  6,428        $  5,499
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                           1,014           1,949           6,428           5,499
=======================================================================================================
EXPENSES:
Investment advisory fees                            171             209             516             269
Less: Waiver of investment advisory fees           (171)           (209)           (516)           (269)
Less: Reimbursement of expenses by adviser         (225)           (262)           (534)           (325)
Shareholder servicing fee                           171             209             516             269
Administrator fees                                   74              91             224             117
Transfer agent fees                                  73              81              88              90
Custodian fees                                       21              25              62              32
Directors' fees                                       1               2               4               2
Registration fees                                    29              35              87              46
Professional fees                                    32              39              95              50
Printing                                             11              13              32              17
Amortization of organizational costs                  4               4               4               4
Other                                                 2               1               5               1
-------------------------------------------------------------------------------------------------------
TOTAL EXPENSES AFTER WAIVERS
 AND REIMBURSEMENTS                                 193             238             583             303
=======================================================================================================
Investment income - net                             821           1,711           5,845           5,196
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:

Capital gain distributions received
 from underlying funds                            5,874           5,504          14,153           2,214

Net realized loss on investments                 (1,748)         (1,330)         (3,117)           (185)

Net change in unrealized appreciation
 (depreciation) of investments                    7,465           5,640           8,888          (5,311)
-------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                   11,591           9,814          19,924          (3,282)
=======================================================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                     $ 12,412        $ 11,525        $ 25,769        $  1,914
=======================================================================================================


The accompanying notes are an integral part of the financial statements.

               15          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS                   IN THOUSANDS


                                                                           AGGRESSIVE GROWTH FUND             GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                                                                              10/1/98     10/1/97     10/1/98     10/1/97
                                                                                   to          to          to          to
                                                                              9/30/99     9/30/98     9/30/99     9/30/98
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                                     $     821   $     931   $   1,711   $   1,268
Capital gain distributions received from underlying funds                       5,874       3,047       5,504       2,429
Net realized gain (loss) on investments                                        (1,748)       (487)     (1,330)        109
Net change in unrealized appreciation (depreciation) of investments             7,465      (9,882)      5,640      (8,431)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                12,412      (6,391)     11,525      (4,625)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income - net                                                          (834)       (918)     (1,722)     (1,257)
Net realized gain on investments and capital gain distributions received
 from underlying funds                                                         (4,389)        (74)     (4,142)       (146)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            (5,223)       (992)     (5,864)     (1,403)
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Proceeds from sales                                                            30,697      53,597      52,026      66,089
Shares issued in connection with Qualivest merger                                  --      32,858          --      28,454
Reinvestment of distributions                                                   5,204         966       5,495       1,320
Payments for redemptions                                                      (38,712)    (31,128)    (40,625)    (39,855)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (2,811)     56,293      16,896      56,008
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         4,378      48,910      22,557      49,980
NET ASSETS AT BEGINNING OF PERIOD                                              62,635      13,725      65,656      15,676
=========================================================================================================================
NET ASSETS AT END OF PERIOD(2)                                              $  67,013   $  62,635   $  88,213   $  65,656
=========================================================================================================================
(1)CAPITAL SHARE TRANSACTIONS:
  Shares issued                                                                 2,567       4,257       4,481       5,431
  Shares issued in connection with Qualivest merger                                --       2,705          --       2,408
  Shares issued in lieu of cash distributions                                     455          79         485         111
  Shares redeemed                                                              (3,239)     (2,492)     (3,462)     (3,302)
-------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN CAPITAL SHARES                                      (217)      4,549       1,504       4,648
=========================================================================================================================

(2)Includes undistributed net investment income (distributions in excess of net investment income) (000) of $0 and $13 for Aggressive Growth Fund, $(1) and $10 for Growth Fund, $0 and $43 for Growth & Income Fund, and $49 and $0 for Income Fund at September 30, 1999, and September 30, 1998, respectively.







The accompanying notes are an integral part of the financial statements.

               16          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

        GROWTH & INCOME FUND                  INCOME FUND
---------------------------------------------------------
      10/1/98        10/1/97       10/1/98        10/1/97
           to             to            to             to
      9/30/99        9/30/98       9/30/99        9/30/98
---------------------------------------------------------
   $    5,845      $   5,851     $   5,196      $   3,956
       14,153          6,699         2,214            949
       (3,117)         1,357          (185)         2,044
        8,888        (18,324)       (5,311)          (577)
---------------------------------------------------------
       25,769         (4,417)        1,914          6,372
---------------------------------------------------------
       (5,891)        (5,809)       (5,194)        (3,956)

      (11,500)          (315)       (3,732)           (86)
---------------------------------------------------------
      (17,391)        (6,124)       (8,926)        (4,042)
=========================================================
       89,303        121,119        46,294        116,106
           --        139,897            --         10,015
       15,268          5,251         8,507          3,768
     (111,627)       (75,384)      (81,266)       (51,559)
---------------------------------------------------------
       (7,056)       190,883       (26,465)        78,330
---------------------------------------------------------
        1,322        180,342       (33,477)        80,660
      207,907         27,565       116,779         36,119
=========================================================
   $  209,229      $ 207,907     $  83,302      $ 116,779
=========================================================
        7,800         10,267         4,206         10,424
           --         12,099            --            918
        1,362            447           781            337
       (9,742)        (6,400)       (7,435)        (4,620)
---------------------------------------------------------
         (580)        16,413        (2,448)         7,059
=========================================================

               17          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS            FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS
                                ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED.


                              NET ASSET                      REALIZED AND      DIVIDENDS
                                  VALUE            NET         UNREALIZED       FROM NET    DISTRIBUTIONS
                              BEGINNING     INVESTMENT     GAINS (LOSSES)     INVESTMENT     FROM CAPITAL
                              OF PERIOD         INCOME     ON INVESTMENTS         INCOME            GAINS
---------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND
 1999                        $  11.11       $  0.14          $  2.05          $ (0.14)        $ (0.80)
 1998                           12.58          0.20            (1.42)           (0.20)          (0.05)
 1997(1)                        10.00          0.11             2.58            (0.11)             --
GROWTH FUND
 1999                        $  11.05       $  0.25          $  1.49          $ (0.25)        $ (0.69)
 1998                           12.12          0.28            (0.98)           (0.28)          (0.09)
 1997(1)                        10.00          0.18             2.12            (0.18)             --
GROWTH & INCOME FUND
 1999                        $  11.08       $  0.32          $  1.05          $ (0.32)        $ (0.62)
 1998                           11.76          0.35            (0.59)           (0.35)          (0.09)
 1997(1)                        10.00          0.26             1.76            (0.26)             --
INCOME FUND
 1999                        $  11.23       $  0.53          $ (0.40)         $ (0.53)        $ (0.35)
 1998                           10.82          0.50             0.43            (0.50)          (0.02)
 1997(1)                        10.00          0.41             0.82            (0.41)             --
---------------------------------------------------------------------------------------------------------

 + Returns are for the period indicated and have not been annualized.
(1)Commenced operations on October 1, 1996.
(2)Expense ratios do not include expenses of the underlying Funds.
(3)Annualized






The accompanying notes are an integral part of the financial statements.

               18          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

                                                                        RATIO OF
                                                                     EXPENSES TO
                                                                         AVERAGE
                                            RATIO OF   RATIO OF NET   NET ASSETS
  NET ASSET                              EXPENSES TO     INVESTMENT   (EXCLUDING
      VALUE                 NET ASSETS       AVERAGE      INCOME TO  WAIVERS AND
     END OF       TOTAL         END OF           NET        AVERAGE   REIMBURSE-  PORTFOLIO
     PERIOD      RETURN   PERIOD (000)     ASSETS(2)     NET ASSETS    MENTS)(2)   TURNOVER
--------------------------------------------------------------------------------------------
   $12.36      20.54%      $ 67,013        0.28%         1.20%          0.86%         39%
    11.11      (9.85)        62,635        0.25          1.66           0.87         152
    12.58      27.06+        13,725        0.60(3)       0.76(3)        2.85(3)        7
   $11.85      16.31%      $ 88,213        0.28%         2.05%          0.85%         34%
    11.05      (5.95)        65,656        0.25          2.33           0.89         143
    12.12      23.23+        15,676        0.60(3)       1.61(3)        2.62(3)        6
   $11.51      12.81%      $209,229        0.28%         2.83%          0.79%         41%
    11.08      (2.18)       207,907        0.25          3.05           0.82         158
    11.76      20.47+        27,565        0.60(3)       2.59(3)        2.10(3)       37
   $10.48       1.13%      $ 83,302        0.28%         4.83%          0.83%         21%
    11.23       8.72        116,779        0.25          4.63           0.84         106
    10.82      12.51+        36,119        0.60(3)       4.39(3)        2.00(3)       29
--------------------------------------------------------------------------------------------

               19          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS                         SEPTEMBER 30, 1999

1 > ORGANIZATION

       The Aggressive Growth Fund, Growth Fund, Growth & Income Fund, and Income Fund (collectively, the "Funds") are mutual funds offered by First American Strategy Funds, Inc. ("FASF"). FASF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Funds invest in First American Funds, Inc. and First American Investment Funds, Inc. mutual funds in a "fund of funds" structure. FASF's articles of incorporation permit the Board of Directors to create additional funds and classes in the future. The Funds' prospectus provides a description of each Fund's, and each underlying Fund's, investment objectives, policies, and strategies. Financial statements for the underlying mutual funds may be obtained by calling 1-800-637-2548.



2 > SIGNIFICANT ACCOUNTING POLICIES

       SECURITY VALUATION - Investments are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 pm central time) on the valuation date.

       DISTRIBUTIONS TO SHAREHOLDERS - The Funds declare and pay income dividends monthly. Any net realized capital gains on sales of securities and any capital gain distributions on underlying funds for each Fund are distributed to shareholders at least annually.

       FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of September 30th and October 31st.

       Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales.

       The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

       On the Statement of Net Assets the following adjustments were made (000):


                                     ACCUMULATED NET    UNDISTRIBUTED NET
      FUND                      REALIZED GAIN (LOSS)    INVESTMENT INCOME
      -------------------------------------------------------------------
      Growth & Income                         $  (3)                  $ 3
      Income                                    (47)                   47
      -------------------------------------------------------------------

       SECURITY TRANSACTIONS AND RELATED INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Income and capital gain distributions from underlying funds are recorded on the ex-dividend date. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.


               20          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

       EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated to the Funds on the basis of relative net assets.

       USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


3 > FEES AND EXPENSES

       ADVISORY FEES - Pursuant to an investment advisory agreement (the "Agreement"), First American Asset Management (the "Advisor"), a division of U.S. Bank National Association ("U.S. Bank"), manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based on average daily net assets. The fee for each of the Funds is equal to an annual rate of 0.25% of the average daily net assets. The Advisor waived its entire fee, and reimbursed the Funds for additional expenses, during the year ended September 30, 1999. Such waivers and reimbursements are voluntary and may be discontinued at any time.

       ADMINISTRATION FEES - SEI Investments Management Corporation ("SIMC"), the Administrator, provides certain accounting, legal, and shareholder services, at an annual rate of 0.12% of each Fund's average daily net assets. To the extent that the aggregate net assets of all the First American Family of Funds exceeds $8 billion, the annual rate of each Fund is reduced to 0.105% for their relative share of the excess net assets.

       SUBADMINISTRATION FEES - U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator monthly at an annual rate of up to 0.05% of each Fund's average daily net assets. Under this agreement, for the year ended September 30, 1999, SIMC paid U.S. Bank $8,411,000 in aggregate. The fees for the year ended September 30, 1999, were approximately equal to an annual rate of 0.028% of average daily net assets. For the funds included in this annual report, the amounts paid were as follows (000):


      --------------------------------------------------------------------------
      Aggressive Growth Fund                                                 $19
      Growth Fund                                                             24
      Growth & Income Fund                                                    58
      Income Fund                                                             30
      --------------------------------------------------------------------------

       CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each fund is equal to an annual rate of 0.03% of average daily net assets which is computed daily and paid monthly.

       SHAREHOLDER SERVICE FEES - SEI Investments Distribution Co. ("SIDCO") serves as distributor of the Funds. FASF has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee at an annual rate of 0.25% of the average daily net asset value of the shares of each Fund, which is computed daily and paid monthly. Under this agreement, SIDCO paid the


               21          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS                    SEPTEMBER 30, 1999

       following amounts to affiliates of U.S. Bank for the year ended September 30, 1999 (000):

                                                U.S. BANCORP
                                 U.S. BANK      PIPER JAFFRAY    U.S. BANK TRUST
       -------------------------------------------------------------------------
       Aggressive Growth Fund        $ 54            $ 5               $ 99
       Growth Fund                     80              8                 99
       Growth & Income Fund           129             13                191
       Income Fund                    205             14                 34
       -------------------------------------------------------------------------

       REDEMPTION FEES - Each Fund imposes a redemption fee of 1% on redemptions made within 12 months of purchase. The fee, which is intended to discourage short-term trading, is paid to the Fund. For the year ended September 30, 1999, redemption fees paid to the Funds were as follows
       (000):

       -------------------------------------------------------------------------
       Aggressive Growth Fund                                                $ 5
       Growth Fund                                                            --
       Growth & Income Fund                                                    1
       Income Fund                                                            19
       -------------------------------------------------------------------------

       TRANSFER AGENT FEES - DST Systems, Inc. provides transfer agency services for the Funds. Effective October 1, 1998, FASF appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the shares of the Funds held through accounts at U.S. Bank and its affiliates. As the servicing agent, U.S. Bank was paid $4,921,000 in aggregate for the year ended September 30, 1999. For the year ended September 30, 1999, fees paid to U.S. Bank for the funds included in this report were as follows (000):

       -------------------------------------------------------------------------
       Aggressive Growth Fund                                                 $4
       Growth Fund                                                             4
       Growth & Income Fund                                                    4
       Income Fund                                                             3
       -------------------------------------------------------------------------

       OTHER FEES - In addition to the investment advisory and management fees, custodian fees, service fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses. In addition to the Fund's direct expenses, as described above, Fund shareholders also bear a proportionate share of the underlying Fund's expenses.


       For the year ended September 30, 1999, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.



4 > INVESTMENT SECURITY TRANSACTIONS

       During the year ended September 30, 1999, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                              PURCHASES                    SALES
       -------------------------------------------------------------------------
       Aggressive Growth Fund                   $28,420                  $25,625
       Growth Fund                               49,314                   27,413
       Growth & Income Fund                      81,865                   88,845
       Income Fund                               22,073                   46,944
       -------------------------------------------------------------------------

               22          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

       The aggregate gross unrealized appreciation and depreciation for securities held by the Funds and the total cost of securities for federal income tax purposes at September 30, 1999, is as follows (000):



                            AGGREGATE GROSS  AGGREGATE GROSS             FEDERAL INCOME
       FUND                    APPRECIATION     DEPRECIATION        NET        TAX COST
       --------------------------------------------------------------------------------
         Aggressive Growth           $3,514       $  (6,710)  $ (3,196)        $ 70,164
         Growth                       3,727          (5,723)    (1,996)          90,195
         Growth & Income              7,529         (14,798)    (7,269)         205,233
         Income                         185          (5,232)    (5,047)          88,218
       --------------------------------------------------------------------------------

5 > DEFERRED ORGANIZATIONAL COSTS

       Organizational costs have been capitalized by the Funds and are being amortized over 60 months commencing with operations on a straight-line basis. In the event any of the initial shares are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.


6 > QUALIVEST MERGER

       On November 21, 1997, the following reorganization of certain Qualivest Funds into FASF took place pursuant to a Plan of Reorganization approved by the Qualivest shareholders on October 31, 1997:

       QUALIVEST ACQUIRED FUND          FASF ACQUIRING FUND
       ------------------------------------------------------------------------
       Allocated Aggressive             Aggressive Growth
       Allocated Growth                 Growth
       Allocated Balanced               Growth & Income
       Allocated Conservative           Income
       ------------------------------------------------------------------------

       The acquisition was accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). Under the Agreement and Plan of Reorganization, Qualivest Class A and Class Y shares were exchanged for shares of FASF.

       The net assets prior to reorganization, and shares issued by the corresponding FASF funds were as follows:

       FUND                                 NET ASSETS             SHARES ISSUED
       -------------------------------------------------------------------------
       Aggressive Growth                   $17,779,318                 2,704,646
       Growth                               20,092,972                 2,408,353
       Growth & Income                      43,382,026                12,099,422
       Income                               54,025,309                   917,583
       -------------------------------------------------------------------------

       Included in the net assets from the Qualivest Funds were the following components:



                                                          UNDISTRIBUTED
                                                      (DISTRIBUTIONS IN                            NET
                                                         EXCESS OF) NET   ACCUMULATED NET   UNREALIZED            NET
       FUND                         PAID IN CAPITAL   INVESTMENT INCOME     REALIZED LOSS         GAIN         ASSETS
       --------------------------------------------------------------------------------------------------------------
       Allocated Aggressive            $ 31,892,422                $ 1        $  (18,518)   $  984,458   $ 32,858,363
       Allocated Growth                  26,873,290                 --           (11,592)    1,592,565     28,454,263
       Allocated Balanced               133,671,156                 --          (197,753)    6,423,738    139,897,141
       Allocated Conservative             9,682,921                 (7)           (7,224)      339,641     10,015,331
       --------------------------------------------------------------------------------------------------------------

               23          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS                         SEPTEMBER 30, 1999

       On November 21, 1997, the shares redeemed by the corresponding Qualivest Funds were as follows:

       QUALIVEST ACQUIRED FUND                                   SHARES REDEEMED
       -------------------------------------------------------------------------
       Allocated Aggressive                                            2,951,493
       Allocated Growth                                                2,540,239
       Allocated Balanced                                             12,938,277
       Allocated Conservative                                            988,240
       -------------------------------------------------------------------------

               24          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

NOTICE TO
SHAREHOLDERS                            SEPTEMBER 30, 1999 (UNAUDITED)

       THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAW. SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES THAT MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED BY SHAREHOLDERS FOR INCOME TAX PURPOSES WILL BE SENT TO THEM IN EARLY 2000. PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

       Dear First American Strategy Fund Shareholders:

       For the fiscal year ended September 30, 1999, each fund has designated long-term capital gains and exempt income with regard to distributions paid during the year as follows:

                                     LONG TERM          ORDINARY
                                 CAPITAL GAINS            INCOME             TOTAL
                                 DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS    QUALIFYING
       FUND                        (TAX BASIS)       (TAX BASIS)       (TAX BASIS)     DIVIDENDS
       -----------------------------------------------------------------------------------------
       Aggressive Growth                   44%               56%              100%            6%
       Growth                              46                54               100             7
       Growth & Income                     42                58               100             5
       Income                              14                86               100             8
       -----------------------------------------------------------------------------------------

               25          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

                   THIS PAGE WAS INTENTIONALLY LEFT BLANK.




               26          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

                   THIS PAGE WAS INTENTIONALLY LEFT BLANK.




               27          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

                   THIS PAGE WAS INTENTIONALLY LEFT BLANK.




               28          '99 ANNUAL REPORT               FIRST AMERICAN FUNDS

FIRST AMERICAN STRATEGY FUNDS, INC.
BOARD OF DIRECTORS




         MR. ROBERT DAYTON
         Director of First American Strategy Funds, Inc.
         Chief Executive Officer of Okabena Company
--------------------------------------------------------------------------------



         MR. ROGER GIBSON
         Director of First American Strategy Funds, Inc.
         Vice President of North America-Mountain Region for United Airlines
--------------------------------------------------------------------------------



         MR. ANDREW HUNTER III
         Director of First American Strategy Funds, Inc.
         Chairman of Hunter Keith Industries
--------------------------------------------------------------------------------



         MR. LEONARD KEDROWSKI
         Director of First American Strategy Funds, Inc.
         Owner and President of Executive Management Consulting, Inc.
--------------------------------------------------------------------------------



         MR. JOHN MURPHY JR.
         Director of First American Strategy Funds, Inc.
         Executive Vice President, U.S. Bancorp
--------------------------------------------------------------------------------



         MR. ROBERT SPIES
         Director of First American Strategy Funds, Inc.
         Retired Vice President, U.S. Bank National Association
--------------------------------------------------------------------------------



         MR. JOSEPH STRAUSS
         Director of First American Strategy Funds, Inc.
         Former Chairman of First American Strategy Funds, Inc.
         Owner and President of Strauss Management Company
--------------------------------------------------------------------------------



         MS. VIRGINIA STRINGER
         Chairperson of First American Strategy Funds, Inc.
         Owner and President of Strategic Management Resources, Inc.
--------------------------------------------------------------------------------

      This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus for each of the funds included. Shares in the funds are not deposits or obligations of, or guaranteed or endorsed by, U.S. Bank or any of its affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the shares involves investment risk including loss of principal amount invested.

      Past performance does not guarantee future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1

      FIRST AMERICAN STRATEGY FUNDS, INC.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456


INVESTMENT ADVISOR AND ADMINISTRATOR
      FIRST AMERICAN ASSET MANAGEMENT,
      A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
      601 Second Avenue South
      Minneapolis, Minnesota 55402

CUSTODIAN
      U.S. BANK NATIONAL ASSOCIATION
      180 East Fifth Street
      St. Paul, Minnesota 55101






DISTRIBUTOR
      SEI INVESTMENTS DISTRIBUTION CO.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456

INDEPENDENT AUDITORS
      ERNST & YOUNG LLP
      1400 Pillsbury Center
      200 South Sixth Street
      Minneapolis, Minnesota 55402

COUNSEL
      DORSEY & WHITNEY LLP
      220 South Sixth Street
      Minneapolis, Minnesota 55402


--------------------------------------------------------------------------------


FIRST AMERICAN FUNDS                                     |    Bulk Rate      |
c/o Fulfillment Agent, American Financial Printing Inc.  |   U.S. Postage    |
404 Industrial Boulevard, N.E.                           |       PAID        |
Minneapolis, MN 55413                                    |     Mpls, MN      |
                                                         |  Permit No. 26388 |

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

11/1999    334-99